                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
       GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH SEPARATE ACCOUNT I

This Prospectus describes group variable annuity contracts ("Contracts") offered by First Allmerica Financial Life Insurance Company ("Company"). Each Contract establishes individual retirement annuities ("IRA Accounts") qualified under
Section 408(b) of the Internal Revenue Code ("Code") for the benefit of Participant-Owners. For information about the tax status of IRA Accounts, see "FEDERAL TAX CONSIDERATIONS." The Participant-Owners are employees or former employees (or their spouses, for spousal IRAs) of the Policyholder. An individual certificate of coverage ("Certificate") will be issued to each Participant-Owner (hereinafter, referred to as "You") as evidence of your rights and benefits under the Contract.

The Contracts permit You to make net contributions to each IRA Account to be allocated among Sub-Accounts of Separate Account I. The Sub-Accounts invest in the following funds ("Funds") of Allmerica Investment Trust ("Trust"):

                           ALLMERICA INVESTMENT TRUST
                        Select International Equity Fund
                         Select Aggressive Growth Fund
                                  Growth Fund
                               Equity Index Fund
                          Investment Grade Income Fund
                              Government Bond Fund
                               Money Market Fund

This Prospectus generally describes only the variable accumulation aspects of the Contracts, except where General Account interests, including fixed values and annuity payments, are specifically mentioned. ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT ARE NOT PERMITTED IN CERTAIN STATES. Certain additional information about the Contracts is contained in a Statement of Additional Information, dated May 1, 1998, as amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information ("SAI") is listed on page 2 of this Prospectus. The SAI is available upon request and without charge. To obtain the SAI, contact Allmerica Institutional Services, Station C-36, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653, 1-800-533-7865.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF ALLMERICA INVESTMENT TRUST. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY AND ARE DISTRIBUTED BY ITS SUBSIDIARY, ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENT IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1998

                               TABLE OF CONTENTS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................          2
SUMMARY.................................................................................          3
SPECIAL TERMS...........................................................................          6
ANNUAL AND TRANSACTION EXPENSES.........................................................          7
CONDENSED FINANCIAL INFORMATION.........................................................          9
PERFORMANCE INFORMATION.................................................................         10
WHAT IS AN INDIVIDUAL RETIREMENT ANNUITY?...............................................         12
RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY...........................................         12
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE TRUST.........................         12
INVESTMENT OBJECTIVES AND POLICIES......................................................         14
INVESTMENT ADVISORY SERVICES............................................................         15
  Investment Advisory Services to the Trust.............................................         15
  Addition, Deletion or Substitution of Investments.....................................         16
VOTING RIGHTS...........................................................................         16
CHARGES AND DEDUCTIONS..................................................................         17
  Surrender and Redemption Charge.......................................................         17
  Premium Taxes.........................................................................         18
  IRA Account Fee.......................................................................         18
  Annual Charges Against Separate Account Assets........................................         19
  Other Charges.........................................................................         19
DESCRIPTION OF THE CONTRACT.............................................................         19
  Contributions.........................................................................         20
  Transfer Privilege....................................................................         21
  Surrender Privilege...................................................................         21
  Redemption Privilege..................................................................         22
  Death Benefit.........................................................................         22
  The Spouse of the Participant-Owner as Beneficiary....................................         23
  Ownership and Non-Alienation of IRA Accounts..........................................         23
  Electing the Form of Annuity and the Annuity Date.....................................         23
  Description of Annuity Options........................................................         23
  IRA Account Values and Annuity Payments...............................................         24
FEDERAL TAX CONSIDERATIONS..............................................................         26
  Taxation of the Contracts in General..................................................         26
  Tax Withholding and Penalties.........................................................         27
  Individual Retirement Accounts in General.............................................         27
REPORTS.................................................................................         27
CHANGES IN OPERATION OF THE SEPARATE ACCOUNT............................................         27
LEGAL MATTERS...........................................................................         28
FURTHER INFORMATION.....................................................................         28
APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT................................        A-1

                               TABLE OF CONTENTS
                      STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY.........................................................          2
TAXATION OF THE CONTRACTS, THE SEPARATE ACCOUNT AND THE COMPANY.........................          3
SERVICES................................................................................          3
UNDERWRITERS............................................................................          3
ANNUITY PAYMENTS........................................................................          4
PERFORMANCE INFORMATION.................................................................          5
FINANCIAL STATEMENTS....................................................................        F-1

                                    SUMMARY

IRA ACCOUNT

Each IRA Account established under the Contract is intended to be an individual retirement annuity qualified under Section 408(b) of the Internal Revenue Code ("Code"). See "Individual Retirement Annuities." You may establish an IRA Account with a rollover distribution from a qualified retirement plan maintained by the Policyholder. You may also establish an additional IRA Account for your spouse. Separate IRA Accounts will be maintained under the Contract for rollover contributions and annual deductible and non-deductible contributions, unless You request otherwise in writing. A separate Certificate will be issued for each IRA Account maintained for You.

INVESTMENT OPTIONS

The Contracts permit net contributions to each IRA Account to be allocated among Sub-Accounts of Separate Account I ("Separate Account"), a separate account of the Company, and of the General Account, where available. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, ("1940 Act"), but such registration does not involve the supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission (the "SEC"). For information about the Separate Account and the Company, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE TRUST." For more information about the General Account, see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Each Sub-Account of the Separate Account invests its assets without sales charge in a corresponding investment series of Allmerica Investment Trust ("Trust"). The following seven underlying funds ("Funds") are offered under this
Prospectus:

                           ALLMERICA INVESTMENT TRUST
                        Select International Equity Fund
                         Select Aggressive Growth Fund
                                  Growth Fund
                               Equity Index Fund
                          Investment Grade Income Fund
                              Government Bond Fund
                               Money Market Fund

INVESTMENT IN THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT

Until the Valuation Date that is 15 days from the date the IRA Account was established, all Separate Account allocations will be held in the Money Market Sub-Account. Thereafter, all amounts will be allocated according to your instructions. The value of each Sub-Account of the Separate Account will vary daily depending on the performance of the investments made by the respective Funds. Dividends or capital gains distributions received from a Fund are reinvested in additional shares of that Fund, which are retained as assets of the Sub-Account.

There can be no assurance that the investment objectives of the Funds can be achieved or that the value of an IRA Account will equal or exceed the aggregate amount of contributions made to the IRA Account. For more information about the investments of the Funds, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE TRUST." The accompanying prospectus of the Trust describes the investment objectives and risks of each of the Funds.

TRANSFERS AMONG SUB-ACCOUNTS

The Contracts permit amounts to be transferred prior to the Annuity Date among the Sub-Accounts of the Separate Account and, where available, the General Account, subject to certain limitations described under "Transfer Privilege."

ANNUITY PAYMENTS

You may choose the form of annuity benefit to commence on the Annuity Date. All annuity benefits are funded through the General Account and are guaranteed by the Company.

See "DESCRIPTION OF THE CONTRACT" for information about annuity payment options, selecting the Annuity Date, and how annuity payments are calculated.

REVOCATION RIGHTS

You may revoke your IRA Account at any time between the date of the application for the IRA Account and the date 10 days after receipt of your Certificate. For more information about revocation rights, see "RIGHT TO REVOKE IRA ACCOUNT."

CONTRIBUTION MINIMUMS AND MAXIMUMS

Under the Contracts, additional contributions are not limited as to frequency and number, except that certain contributions must be received by the Company by April 15 of the year following the calendar year to which the contributions are attributable. See "Contributions."

The minimum initial contribution from a rollover distribution is the lesser of
(1) $3,500, or (2) such smaller amount as meets the Company's then current rules. The maximum initial contribution is the amount equal to the taxable portion of your rollover distribution. You may make additional contributions, subject to the following requirements: The minimum additional contribution is the lesser of (1) $1,000, or (2) such smaller amount as meets the Company's then current rules. The maximum additional contributions (both deductible and nondeductible) for any taxable year to an IRA Account You establish with a rollover distribution is the lesser of (1) $2,000, or (2) 100% of your compensation for that taxable year. You may make an additional rollover contribution. Additional rollover contributions are not subject to maximum contribution limits.

If You have established an IRA Account, You may also establish a spousal IRA Account. The maximum total contributions to both IRA accounts in any taxable year is $2,250, of which amount no more than $2,000 may be contributed to any one IRA Account.

CHARGES AND DEDUCTIONS

For a complete discussion of charges, see "CHARGES AND DEDUCTIONS."

SURRENDER AND REDEMPTION CHARGE. No sales charge is deducted from contributions at the time the contributions are made. However, a withdrawal charge of 4% will be made on any amount withdrawn from a Sub-Account of the General Account on any other than its maturity date, and upon the election of an annuity for a specified number of years, subject to certain exceptions. No sales charge is deducted upon withdrawal from any Sub-Account of the Separate Account. In those states where allocations to and transfers to and from the General Account are not permitted, no withdrawal charge applies.

PREMIUM TAXES. A deduction for State and local premium taxes, if any, may be made as described under "Premium Taxes."

ANNUAL IRA ACCOUNT FEE. Prior to the Annuity Date, an IRA Account Fee equal to $25 will be deducted annually from each IRA Account for administrative expenses. The fee will be deducted on the last Valuation Date of the month of the anniversary of the establishment of the IRA Account and on the date the IRA Account is surrendered.

SEPARATE ACCOUNT ASSET CHARGES. A daily charge, equivalent to 0.90% per annum, is made on the value of each Sub-Account of the Separate Account at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover Separate Account administrative expenses, the

Company deducts a daily charge of 0.25% per annum of the value of the average net assets in the Sub-Accounts of the Separate Account.

CHARGES OF THE FUNDS. In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. These charges vary among the Funds; see "Annual and Transaction Expenses" and the prospectus of the Funds for more information.

SURRENDER AND REDEMPTION PRIVILEGE

At any time before the Annuity Date, You have the right either:

- to surrender the IRA Account in full and receive its Surrender Value (Accumulated Value minus the IRA Account Fee and any applicable withdrawal charge); or

- to redeem a portion of the Accumulated Value of the IRA Account subject to certain limits and any applicable withdrawal charge.

DEATH BENEFIT

If You die before the Annuity Date, a death benefit will be paid to the beneficiary. The death benefit will be equal to the Accumulated Value of the IRA Account.

SALES OF CONTRACTS AND CERTIFICATES

The Contracts and Certificates thereunder are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. ("Allmerica Investments"), a broker-dealer affiliate of the Company.

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATED VALUE: the value of an IRA Account on any Valuation Date prior to the Annuity Date, equal to the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and of the value of all accumulations in the General Account of the Company then credited to the IRA Account.

ACCUMULATION UNIT: a measure of the Participant-Owner's interest in a Sub-Account of the Separate Account prior to the Annuity Date.

ANNUITY DATE: the date on which annuity payments begin.

FUNDS: the following investment portfolios of Allmerica Investment Trust: Select International Equity Fund, Select Aggressive Growth Fund, Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate investment account.

PARTICIPANT-OWNER: an employee or former employee of the Policyholder who makes contributions under the Contract in accordance with its provisions.

SEPARATE ACCOUNT: Separate Account I of the Company. Separate Account I consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: respecting the Separate Account, a subdivision offered under this Prospectus which invests exclusively in the shares of a Fund of Allmerica Investment Trust; respecting the General Account, an account, with a fixed interest rate guaranteed until a specified maturity date, maintained within the General Account for crediting interest to Participant-Owner contributions allocable to the General Account.

SURRENDER VALUE: the Accumulated Value of an IRA Account minus any IRA Account Fee and withdrawal charge applicable upon surrender.

VALUATION DATE: a day on which the Accumulated Values of all IRA Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Contract or Certificate was received) when there is a sufficient degree of trading in a Fund's portfolio securities such that the current net asset value of the Sub-Accounts of the Separate Account may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

YOU OR YOUR: refers to the Participant-Owner under the Contract.

                        ANNUAL AND TRANSACTION EXPENSES

The purpose of the following tables is to assist the Participant-Owner in understanding the various costs and expenses that a Participant-Owner will bear directly or indirectly under the Contract. The tables reflect charges under the Contract, expenses of the Sub-Accounts of the Separate Account, and expenses of the Funds. In addition to the charges and expenses described below, in some states premium taxes may be applicable.

SURRENDER AND REDEMPTION CHARGE: None on value in Sub-Accounts of the Separate Account. (A charge may be made on surrender or partial redemption of the IRA Account, equal to 4% of the amount withdrawn from a Sub-Account of the General Account on other than its maturity date.)

TRANSFER CHARGE:                         None.
ANNUAL IRA ACCOUNT FEE:                  An annual IRA Account Fee of $25
                                         is deducted prior to the Annuity
                                         Date.
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account
value)
    MORTALITY AND EXPENSE RISK CHARGE:   0.90%
    ADMINISTRATIVE EXPENSE CHARGE:       0.25%

TOTAL ANNUAL EXPENSES:                   1.15%

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. For more information concerning fees and expenses, see the prospectus of the Funds.

                           1997 ANNUAL FUND EXPENSES

                                                                                       OTHER FUND           TOTAL FUND
                                                                   MANAGEMENT      EXPENSES (AFTER ANY  EXPENSES (AFTER ANY
                                                                 FEE (AFTER ANY        APPLICABLE            WAIVERS/
FUND                                                                 WAIVERS         REIMBURSEMENTS)      REIMBURSEMENTS)
--------------------------------------------------------------  -----------------  -------------------  -------------------
Select International Equity Fund..............................          0.92%#              0.20%                1.12%(1)(2)
Select Aggressive Growth Fund.................................          0.89%#              0.09%                0.98%(1)(2)
Growth Fund...................................................          0.46%#              0.06%                0.52%(1)(2)
Equity Index Fund.............................................          0.31%               0.13%                0.44%(1)
Investment Grade Income Fund..................................          0.44%#              0.10%                0.54%(1)
Government Bond Fund..........................................          0.50%               0.17%                0.67%(1)
Money Market Fund.............................................          0.27%               0.08%                0.35%(1)

# Effective September 1, 1997, the management fee rates for these funds were revised. The management fee ratios shown in the table above have been adjusted to assume that the revised rates took effect on January 1, 1997.

(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("Manager") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of the Funds of the Trust were less than their respective expense limitations throughout 1997. The declaration of a voluntary expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these funds.

(2) These funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total operating expenses would have been 1.10% for Select International Equity Fund; 0.93% for Select Aggressive Growth Fund and 0.50% for Growth Fund.

The following Examples demonstrate the cumulative expenses which would be paid by You at 1-year, 3-year, 5-year and 10-year intervals, assuming a $1,000 investment in a Sub-Account of the Separate Account and a 5% annual return on assets. Because the expenses of the Funds differ, separate Examples are used to illustrate the expenses incurred by You on an investment in the various Sub-Accounts of the Separate Account. No withdrawal charge is illustrated in the Examples because there is no withdrawal charge applied to investments in a Sub-Account of the Separate Account. Whether or not You surrender or annuitize at the end of the applicable period, the illustrated expenses would be the same.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

UNDERLYING FUND                                    1 YEAR       3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------  -----------  -----------  -----------  -----------
Select International Equity Fund...............   $      26    $      79    $     135    $     287
Select Aggressive Growth Fund..................   $      24    $      75    $     128    $     273
Growth Fund....................................   $      20    $      61    $     105    $     226
Equity Index Fund..............................   $      19    $      58    $     101    $     218
Investment Grade Income Fund...................   $      20    $      62    $     106    $     228
Government Bond Fund...........................   $      21    $      65    $     112    $     242
Money Market Fund..............................   $      18    $      56    $      96    $     208

As required in rules promulgated under the 1940 Act, the IRA Account Fee has been reflected in the Examples by a method intended to show the "average" impact of the IRA Account Fee on an investment in the Separate Account. The total IRA Account Fees collected under the Contracts by the Company are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.30%, and the amount of the IRA Account Fees is assumed to be $3.00 in the Examples. After annuitization, the IRA Account Fee is not deducted.

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT I

SUB-ACCOUNT                                                  1997       1996       1995       1994       1993
---------------------------------------------------------  ---------  ---------  ---------  ---------  ---------
GROWTH
Unit Value:
  Beginning of Period....................................    165.955    139.674    106.389    107.455    100.000
  End of Period..........................................     20.530    165.955    139.674    106.389    107.455
  Number of Units Outstanding at End of Period
  (in thousands).........................................        100          7          5          4          3
INVESTMENT GRADE INCOME
Unit Value:
  Beginning of Period....................................    119.395    116.633    100.109    104.357     100.00
  End of Period..........................................     12.917    119.395    116.633    100.109    104.357
  Number of Units Outstanding at End of Period
  (in thousands).........................................         36          2          1          1          1
MONEY MARKET
Unit Value:
  Beginning of Period....................................    113.415    108.898    104.088    101.316    100.000
  End of Period..........................................     11.823    113.415    108.898    104.088    101.316
  Number of Units Outstanding at End of Period
  (in thousands).........................................         74          6          3          4          1
EQUITY INDEX
Unit Value:
  Beginning of Period....................................    173.261    143.302    106.437    106.555    100.000
  End of Period..........................................     22.678    173.261    143.302    106.437    106.555
  Number of Units Outstanding at End of Period
  (in thousands).........................................         50          2          1          1          1
GOVERNMENT BOND
Unit Value:
  Beginning of Period....................................    114.085    111.493     99.753    101.808    100.000
  End of Period..........................................     12.078    114.085    111.493     99.753    101.808
  Number of Units Outstanding at End of Period
  (in thousands).........................................         27          2          2          1          3
SELECT AGGRESSIVE GROWTH
Unit Value:
  Beginning of Period....................................          0        N/A        N/A        N/A        N/A
  End of Period..........................................     10.078        N/A        N/A        N/A        N/A
  Number of Units Outstanding at End of Period
  (in thousands).........................................          1          0          0          0          0
SELECT INTERNATIONAL EQUITY
Unit Value:
  Beginning of Period....................................          0        N/A        N/A        N/A        N/A
  End of Period..........................................      9.340        N/A        N/A        N/A        N/A
  Number of Units Outstanding at End of Period
  (in thousands).........................................          -          0          0          0          0

                            PERFORMANCE INFORMATION

The Contracts were first offered to the public in 1993. However, the Company may advertise "total return" and "average annual total return" performance information based on the periods that the Sub-Accounts have been in existence (Table 1) and the period that the Funds have been in existence (Table 2). The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar, but when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a portfolio other than the Money Market Fund refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

Quotations of average annual total return as shown in Table 1 are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.15%, the $25 annual IRA Account fee. The performance shown in Table 2 is calculated in exactly the same manner as in Table 1; however, the period of time is based on the Underlying Fund's lifetime, which may predate the Sub-Account's inception date. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Fund was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.

For more detailed information about these performance calculations, including actual formulas, see the SAI.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morning Star, Inc. who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, RISK CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                    TABLE 1
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1977
                         SINCE INCEPTION OF SUB-ACCOUNT

                                                             FOR YEAR         SINCE
                                                              ENDED       INCEPTION OF
UNDERLYING FUND                                              12/31/97     SUB-ACCOUNT*
---------------------------------------------------------  ------------  ---------------
Select International Equity Fund.........................      N/A             -6.90%
Select Aggressive Growth Fund............................      N/A              0.48    %
Growth Fund..............................................       23.41  %       16.50    %
Equity Index Fund........................................       30.59  %       19.03    %
Investment Grade Income Fund.............................        7.88  %        5.27    %
Government Bond Fund.....................................        5.57  %        3.87    %
Money Market Fund........................................        3.94  %        3.30    %

* The inception dates for the Sub-Accounts are: 7/1/97 for Select International Equity Fund and Select Aggressive Growth Fund, 5/17/93 for the Government Bond Fund, 5/14/93 for the Growth Fund and Equity Index Fund, 4/12/93 for the Investment Grade Income Fund and 4/7/93 for the Money Market Fund.

                                    TABLE 2
            AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS
                            ENDING DECEMBER 31, 1997
                       SINCE INCEPTION OF UNDERLYING FUND

                                                   FOR YEAR                       10 YEARS OR
                                                    ENDED          5           SINCE INCEPTION OF
UNDERLYING FUND                                    12/31/97      YEARS      UNDERLYING FUND IF LESS*
-----------------------------------------------  ------------  ----------  --------------------------
Select International Equity Fund...............        3.14%      N/A                   9.56%
Select Aggressive Growth Fund..................       17.04%       15.15%              17.89%
Growth Fund....................................       23.41%       14.73%              15.47%
Equity Index Fund..............................       30.59%       17.86%              18.00%
Investment Grade Income Fund...................        7.88%        5.97%               7.63%
Government Bond Fund...........................        5.57%        4.44%               5.36%
Money Market Fund..............................        3.94%        3.20%               4.28%

* The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth; 5/2/94 for Select International Equity.

                   WHAT IS AN INDIVIDUAL RETIREMENT ANNUITY?

Each IRA Account established under the Contract is intended to be an individual retirement annuity qualified under Section 408(b) of the Code. See "Individual Retirement Annuities." An IRA Account may be established by a Participant-Owner with a rollover distribution from a qualified retirement plan maintained by the Policyholder which is eligible for rollover treatment as described in Section 402(a)(5), 402(a)(6) or 403(a)(4) of the Code. Such Participant-Owner may also establish an additional IRA Account for his or her spouse. Separate IRA Accounts will be maintained under the Contract for rollover contributions and annual deductible and non-deductible contributions, unless a Participant-Owner requests otherwise in writing. A separate Certificate will be issued for each IRA Account maintained for the Participant-Owner.

In general, an annuity is designed to provide a retirement income in the form of monthly payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments." Under an annuity, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the payee, regardless of how long the payee lives or how long all payees as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the contract, regardless of actual costs of operations.

Your contributions, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the payee for life or for such other period chosen by You. Annuity payments under the Contracts are fixed and guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed annuities, see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

During variable accumulation, values are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in accumulated value. If the portfolio increases in value, the accumulated value increases. If the portfolio decreases in value, the accumulated value decreases.

                 RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY

You may revoke your IRA Account at any time between the date of the application for the IRA Account and the date 10 days after receipt of the Certificate. Within seven days the Company will refund the greater of (1) the entire contribution, or (2) the Accumulated Value plus any amounts deducted from the IRA Account or by the Trust for taxes, charges or fees. In order to revoke the IRA Account, You must mail or deliver the Certificate (if it has already been received), to the Home Office of the Company at 440 Lincoln Street, Worcester, Massachusetts 01653, or to any local agency of the Company. Mailing or delivery must occur on or before 10 days after receipt of the Certificate for revocation to be effective.

The liability of the Separate Account under this provision is limited to your Accumulated Value in the Separate Account on the date of cancellation. Any additional amounts refunded to the Participant-Owner will be paid by the Company.

         DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE TRUST

THE COMPANY

The Company organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As of December 31, 1997, the Company and its subsidiaries had over $16.3 billion in combined assets and over

$43.8 billion in life insurance in force. The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE SEPARATE ACCOUNT

Separate Account I ("Separate Account") is a separate investment account of the Company. The Separate Account currently consists of seven Sub-Accounts. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Separate Account and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Under Massachusetts law, as provided in the Contracts, the assets of the Separate Account cannot be charged with any liabilities arising out of any other business of the Company.

The Separate Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Separate Account meets the definition of "separate account" under federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the 1940 Act. Such registration does not involve the supervision of management or investment practices or policies of the Separate Account or the Company by the SEC. The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust ("Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Trust or its separate investment funds.

The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other affiliated insurance companies. Currently, the Trust has fourteen investment portfolios, each issuing a series of shares. Seven investment portfolios of the Trust are offered under this Prospectus.

Allmerica Financial Investment Management Services, Inc. ("Manager") serves as investment adviser of the Trust. The Manager has entered into sub-adviser agreements with other investment managers ("Sub-Advisers"), who manage the investments of the Funds. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."

The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such separate accounts.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. The Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING FUNDS MAY BE FOUND IN THE PROSPECTUS OF THE TRUST, WHICH ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statement of Additional Information of the Trust is available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

In the event of a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Participant-Owner will be notified of the change. If a Participant-Owner has Accumulated Value in that Sub-Account, the Company will transfer it without charge on written request by the Participant-Owner to another Sub-Account of the Separate Account or to a Sub-Account of the General Account, if available. The Company must receive the written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of the Participant-Owner's right to transfer.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Financial Investment Management Services, Inc. ("Manager"), an indirect wholly-owned subsidiary of the Company, to handle the day-to-day affairs of the Trust. The Manager, subject to review by the Trustees, is responsible for the actual management of the Funds. The Manager is also obligated to perform certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager.

Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with the Manager, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

For providing its services under the Management Agreement, the Manager receives a fee, computed daily at an annual rate based on the average daily net asset value of each Underlying Fund as follows:

Select International Equity Fund                 First $100 million    1.00%
                                                 Next $150 million     0.90%
                                                 Over $250 million     0.85%

Select Aggressive Growth Fund                    First $100 million    1.00%
                                                 Next $150 million     0.90%
                                                 Over $250 million     0.85%

Growth Fund                                      First $250 million    0.60%
                                                 Next $250 million     0.40%
                                                 Over $500 million     0.35%

Equity Index Fund                                First $50 million     0.35%
                                                 Next $200 million     0.30%
                                                 Over $250 million     0.25%

Investment Grade Income Fund                     First $50 million     0.50%
                                                  Next $50 million     0.45%
                                                 Over $100 million     0.40%

Government Bond Fund                                     *             0.50%

Money Market Fund                                First $50 million     0.35%
                                                 Next $200 million     0.25%
                                                 Over $250 million     0.20%

* For the Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund. The Manager's fee computed for each Fund will be paid from the assets of such Fund.

The Manager's fee will be paid from the assets of each Fund. Pursuant to the Management Agreement with the Trust, the Manager has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees.

The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. The Manager is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.

The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds, and should be read in conjunction with this Prospectus.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts of the Separate Account or that the Sub-Accounts may purchase. If the shares of any Fund are no longer available for investment or if in the Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to an IRA Account interest in a Sub-Account without notice to You and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other contracts or certificates or permit a conversion between certificates upon request by a Participant-Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Participant-Owners on a basis to be determined by the Company.

Shares of the Funds are also issued to separate accounts of the Company and its affiliates which issue variable life policies ("mixed funding") and other variable annuities. It is conceivable that in the future such mixed funding may be disadvantageous for variable life Policy-Owners or variable annuity contract owners. Although we do not currently foresee any such disadvantage to either variable life insurance or variable annuity policy owners/participant-owners, the Company and the Boards of the funds intend to monitor events in order to identify any material conflicts and to determine what action, if any should be taken in response thereto. If the Trustees of the Trust were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Contract and Certificate thereunder to reflect the substitution or change and will notify You of all such changes. If the Company deems it to be in the best interest of Participant-Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any of its Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

The Company will vote Fund shares held by each Sub-Account in accordance with instructions received from Participant-Owners, who will be provided with proxy materials of the Fund together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company will also vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which You may cast will be determined by the Company as of the record date established by the Fund. The number of Fund shares attributable to You will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited under the Contract by the net asset value of one Fund share.

                             CHARGES AND DEDUCTIONS

Deductions under the Contracts and charges against the assets of the Sub-Accounts of the Separate Account are described below. Other deductions and expenses paid out of the assets of the Funds are described in the Prospectus and Statement of Additional Information of the Trust.

SURRENDER AND REDEMPTION CHARGE

No charge for sales expenses is deducted from contributions at the time the contributions are made. However, a withdrawal charge of 4% will be made on any amount withdrawn from a Sub-Account of the General Account on other than its maturity date, and upon election of an annuity for a specified number of years, subject to certain exceptions described below. No sales charge is deducted upon withdrawals from any Sub-Accounts of the Separate Account.

LIFE EXPECTANCY DISTRIBUTIONS. You may elect to make a series of systematic withdrawals from your IRA Account according to a life expectancy distribution ("LED"), by returning a properly signed LED request form to the Company's Home Office. The LED permits You to make systematic withdrawals from the IRA Account over your lifetime. The amount withdrawn from the IRA Account changes each year because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of 6.5 years.

If You elect the LED, in each calendar year a fraction of the Accumulated Value is withdrawn from the IRA Account based on your then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is your remaining life expectancy, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value of the IRA Account at the beginning of the year to determine the amount to be distributed during the year. You may elect monthly, bimonthly, quarterly, semiannual or annual distributions and may terminate the LED at any time. You may also elect to receive distributions under a LED which is determined on the joint life expectancy of You and a beneficiary. The Company may also offer other systematic withdrawals.

The Company will impose no withdrawal charge respecting any amount received in a calendar year as part of a series of LED distributions that:

- does not exceed the minimum amount required to be distributed to satisfy the requirements of Section 401(a)(9) of the Code;

- is withdrawn from a Sub-Account of the Separate Account;

- is withdrawn from a Sub-Account of the General Account on its maturity date;
  or

- is withdrawn from one or more Sub-Accounts of the General Account, but does not exceed 20% of the portion of the Accumulated Value allocated to the General Account on the preceding December 31.

If You make withdrawals under the LED distribution prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the IRA Account. The payments would then be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "Taxation of the Contracts in General."

SURRENDERS. In a complete surrender, the amount You receive is equal to the entire Accumulated Value of Your IRA Account, net of any applicable withdrawal charge, IRA Account Fee and tax withholding. For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining in the IRA Account for partial redemptions, see "Surrender" and "Partial Redemption" under "THE VARIABLE ANNUITY CONTRACTS" and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY PAYMENTS BEGIN. If a period certain option is chosen (Option V), a withdrawal charge will be deducted from the Accumulated Value of the IRA Account. Such charge is the same as that which would apply had the IRA Account been surrendered on the Annuity Date.

No withdrawal charge is imposed at the time of annuitization in any Certificate year under an option involving a life contingency (Options I, II, III, IV-A or IV-B).

SALES EXPENSE. Currently, no commissions on the Contracts or Certificates thereunder are paid by the Company. Sales expenses do not result in any additional charge to You or to the Separate Account. The Company intends to recoup sales expenses through a combination of anticipated withdrawal charges, described above, and profits from the General Account. Any withdrawal charges assessed under a Contract will be retained by the Company except for amounts it may pay to Allmerica Investments for services it performs and expenses it may incur as principal underwriter and general distributor.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, where applicable. In accordance with the laws of the state involved, the premium tax charge usually is deducted in one of two ways:

(1) the premium tax charge is deducted at the time the contribution is received (and the contributions allocated to the General Account or Sub-Accounts of the Separate Account will be net of such charge); or

(2) the premium tax charge is deducted at the time annuity payments begin.

Where permitted by state law, it is the Company's policy to follow the practice in (2) above. However, if no amount for premium tax was deducted at the time the contribution was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Accumulation Value of the IRA Account at the time such determination is made.

IRA ACCOUNT FEE

Prior to the Annuity Date, an IRA Account Fee is deducted annually on the last Valuation Date of the month of the anniversary of the establishment of the IRA Account ("Anniversary Deduction") and upon full surrender of the IRA Account. The IRA Account Fee is $25. For IRA Accounts established after April 30, 1993, the IRA Account Fee will be waived in the following circumstances: if the contribution establishing the IRA Account was at least $15,000, the IRA Account Fee will be waived on the first Anniversary Deduction; if the Accumulated Value of the IRA Account was at least $15,000 as of December 31 of the calendar year previous to any subsequent Anniversary Deduction, the IRA Account Fee will be waived on such subsequent Anniversary Deduction.

Where Accumulation Value has been allocated to more than one Sub-Account of the General Account and/or Sub-Account of the Separate Account, a percentage of the total IRA Account Fee will be deducted from the Accumulation Value in each Sub-Account. The portion of the charge deducted from each Sub-Account will be equal to the percentage which the Accumulation Value in that Sub-Account represents of the total Accumulated Value of the IRA Account. The deduction of the IRA Account Fee will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from any Sub-Account of the Separate Account. No deduction from a Sub-Account of the General Account will be permitted to reduce credited interest to a rate lower than the minimum guaranteed interest rates stated in Appendix A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS

The following annual charges are deducted against the assets of the Separate
Account:

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a daily charge equal to an annual rate of 0.90% of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contracts. The charge is imposed only during the accumulation period. The mortality risk arises from the Company's guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Certificate is issued for the life of the payee (or in accordance with the annuity option selected), no matter how long the payee lives and no matter how long all payees as a class live. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contracts and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .25% for mortality risk and .65% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account of the Separate Account with a daily charge equal to an annual rate of 0.25% of the average daily net assets of the Sub-Account. The charge is imposed only during the accumulation period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account of the Separate Account, without profits. However, there is no direct relationship between the amount of administrative expenses imposed under a given Certificate and the amount of expenses actually attributable to that Certificate.

Deductions for the IRA Account Fee (described under "IRA Account Fee") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the IRA Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES

Because the Sub-Accounts of the Separate Account purchase shares of the Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The Prospectus and Statement of Additional Information of the Trust contain additional information concerning expenses of the Funds.

                          DESCRIPTION OF THE CONTRACT

The Contract is designed for use in connection with individual retirement annuities. You and your beneficiaries are cautioned that the rights of any person to any benefits under the Contract may be subject to the terms and conditions of Section 408 of the Code, regardless of the terms and conditions of the Contract. Distributions under the Contract must be made or commenced not later than the April 1 following the taxable year in which You attain age 70 1/2 and must be made in accordance with Section 401(a)(9) of the Code.

The Contracts and Certificates thereunder offered by the Prospectus may be purchased from representatives of Allmerica Investments, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, is indirectly wholly-owned by the Company. You may direct any inquiries to the Company's Home Office, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653.

Written requests required under the Contract must be in a form satisfactory to the Company and filed at its Home Office. However, with the consent of the Company, You may make IRA Account investment transfers, contribution allocation instructions and other specified transactions by telephone request, if a properly completed authorization form is on file at the Company's Home Office.

CONTRIBUTIONS

Contributions are payable to the Company at its Home Office and must be made by cash or check. For each contribution, You must indicate in writing:

- the type of contribution being made;

- the taxable year for which the contribution is intended (if applicable); and

- investment allocation instructions.

The initial contribution will be credited to an IRA Account as of the date that the Company has at its Home Office both (1) a properly completed application for the IRA Account, and (2) the initial contribution. If an application is incomplete, or does not specify how payments are to be allocated among the Sub-Accounts, the initial contribution will be returned within five business days. For additional contributions made after an IRA Account has been established, Accumulation Units will be credited at the unit value computed as of the Valuation Date that the additional contribution is received at the Company's Home Office.

Under the Contracts, additional contributions are not limited as to frequency and number, except that deductible and nondeductible contributions and contributions to a spousal IRA Account must be received by the Company by April 15 of the year following the calendar year to which the contributions are attributable.

The minimum initial contribution from a rollover distribution is the lesser of
(1) $3,500, or (2) such smaller amount as meets the Company's then current rules. The maximum initial contribution is the amount equal to the taxable portion of your rollover distribution.

After an IRA Account has been established, You may make additional contributions, subject to the following requirements: The minimum additional contribution is the lesser of (1) $1,000, or (2) such smaller amount as meets the Company's then current rules. For any taxable year, the maximum for total additional deductible and nondeductible contributions is the lesser of (1) $2,000, or (2) 100% of your compensation for the taxable year as defined in
Section 219(f) of the Code. This maximum does not apply to additional rollover contributions or spousal IRA contributions discussed below.

You may make an additional rollover contribution as defined in Section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code.
Additional rollover contributions are subject to the minimum additional contribution discussed above, but not to any maximum for total additional contributions.

You may also establish and maintain a spousal IRA Account in accordance with Sections 219(c) and 408(b) of the Code. The maximum total contributions to both IRA Accounts in any taxable year is $2,250, of which amount no more than $2,000 may be contributed to any one IRA Account.

Generally, contributions will be allocated among the Sub-Accounts according to your instructions. However, until the Valuation Date that is 15 days from the date the IRA Account was established, all Separate Account allocations will be held in the Sub-Account that invests in the Money Market Fund. Thereafter, all amounts will be allocated according to your instructions.

If no contributions have been credited to the IRA Account for three consecutive Certificate years and, at any time thereafter, the IRA Account's Accumulated Value is less than $1,000, the Company reserves the right to terminate the IRA Account for its Accumulated Value.

TRANSFER PRIVILEGE

Prior to the Annuity Date, You may have amounts transferred among the Sub-Accounts, subject to the restrictions stated below. Requests for transfers must be in writing. Transfers will be made on the Valuation Date coincident with, or next following, the date the written request is received by the Company.

Currently, the Company makes no charge for transfers. During each calendar year, You may make up to four transfers among Sub-Accounts of the Separate Account or General Account, where available. In addition, You may transfer from a Sub-Account of the General Account on the Sub-Account maturity date.

The maximum dollar amount that may be transferred during a calendar year from Sub-Accounts of the General Account prior to their maturity date is 20% of the value on the preceding December 31 of the portion of the Accumulated Value of the IRA Account that was allocated to the General Account. Transfers from such Sub-Accounts will be made on a LIFO (last-in-first-out) basis, so that transfers will be first made from the most recently established Sub-Account.

Automatic transfers may also be made from policy value allocated to the Company's General Account (a) to one or more of the Sub-Accounts or (b) in order to reallocate Policy value among Sub-accounts. Automatic transfers from the General Account may be made on a monthly, bimonthly, or quarterly basis, provided that:

- the amount of each monthly transfer cannot exceed 10% of policy value in the General Account as of the date of the first transfer;

- each bimonthly transfer cannot exceed 20% of policy value in the General Account as of the date of the first transfer;

- each quarterly transfer cannot exceed 25% of policy value in the General Account as of the date of the first transfer.

All transfers from Sub-Accounts must involve a minimum of $500, or the entire amount in the Sub-Account, if less. If any transfer would reduce the value of the Sub-Account from which the transfer is to be made to less than $1,000, the Company reserves the right to include such remaining value in the amount transferred.

SURRENDER PRIVILEGE

At any time prior to the Annuity Date, You may request surrender of the IRA Account and receive its Surrender Value. You must return a signed, written request for surrender and the Certificate to the Company's Home Office. The Surrender Value will be based on the Accumulated Value of the IRA Account as of the Valuation Date coincident with or next following the date the Company receives the written request and Certificate at its Home Office.

A withdrawal charge may be deducted when an IRA Account is surrendered if all or a portion of the Accumulated Value is allocated to Sub-Accounts of the General Account. See "CHARGES AND DEDUCTIONS." The IRA Account Fee will be deducted upon surrender of the IRA Account.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account of the Separate Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of the assets of the Separate Account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and partial redemptions of amounts allocated to a Sub-Account of the General Account for a period not to exceed six months.

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

REDEMPTION PRIVILEGE

At any time prior to the Annuity Date, You may redeem a portion of the Accumulated Value of your IRA Account, subject to the limits stated below. You must file a signed, written request for redemption at the Company's Home Office. The written request must indicate the dollar amount You wish to receive and, if applicable, the Sub-Account(s) of the Separate Account from which such amount is to be redeemed. Withdrawals from a Sub-Account of the General Account will be made on a LIFO (last-in-first-out) basis, so that withdrawals will be made first from the most recently established Sub-Account of the General Account. The amount redeemed equals the amount You requested plus any applicable withdrawal charge, as described under "CHARGES AND DEDUCTIONS."

Where allocations have been made to more than one Sub-Account, a percentage of the partial redemption may be allocated to each Sub-Account. A partial redemption from a Sub-Account of the Separate Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date coincident with or next following the date the Company receives the written request at its Home Office.

Each partial redemption must be in a minimum amount of $500. No partial redemption will be permitted if the Accumulated Value remaining in the IRA Account would be reduced to less than $1,000. Partial redemptions will be paid in accordance with the time limitations described under "Surrender." For important tax consequences which may result from partial redemptions, see "FEDERAL TAX CONSIDERATIONS."

DEATH BENEFIT

If your death occurs prior to the Annuity Date, a death benefit will be paid to the beneficiary. The death benefit is equal to the Accumulated Value of the IRA Account as of the Valuation Date coincident with or next following the date of receipt of due proof of death at the Company's Home Office.

The death benefit generally will be paid to the beneficiary in one sum. However, You may direct that all or part of the death benefit be paid under one or more of the annuity options provided in the Contract. See "Description of Annuity Options." The beneficiary may also request in writing to be paid in accordance with an annuity option under the Contract.

If your death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity payments, any unpaid amounts or installments will be paid to the beneficiary. If there is more than one beneficiary, the death benefit will be paid in one sum. This sum will be the commuted value of any unpaid payments certain, commuted on the basis of the interest rate used in the determination of the annuity benefit as of the Valuation Date coincident with or next following the date of receipt by the Company at its Home Office of due proof of death.

If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven days of the date on which due proof of death is received at the Company's Home Office. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

THE SPOUSE OF THE PARTICIPANT-OWNER AS BENEFICIARY

If You die prior to the Annuity Date leaving your spouse as beneficiary, at the written request of the spousal beneficiary and with the consent of the Company, the death benefit will not be paid and the spousal beneficiary will become the Participant-Owner of the IRA Account. However, all or a portion of the death benefit may be withdrawn without charge within one year of the date on which notice of death is received at the Company's Home Office. All rights and benefits provided under the Contract will continue, except that any subsequent spouse of such new Participant-Owner will not be entitled to continue the IRA Account upon such new Participant-Owner's death.

OWNERSHIP AND NON-ALIENATION OF IRA ACCOUNTS

You are the owner of your IRA Account. IRA Accounts may not be transferred by You. No part of your interest in an IRA Account can be forfeited. You may not make any loans under an IRA Account. An IRA Account cannot be pledged, assigned or otherwise used to secure a loan.

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, You have the right to select the annuity option under which annuity payments are to be made. Annuity payments are determined according to the annuity tables in the Contract and by the annuity option selected. All annuity options are funded through the General Account. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT." Accumulated Value will be transferred to the General Account of the Company, and the annuity payments will be fixed in amount.

The annuity option selected must produce an initial payment of at least $50. If the annuity option(s) selected does not produce initial payments which meet this minimum, the Company will pay the Surrender Value or death benefit, as the case may be, in one sum. Once the Company begins making annuity payments, You cannot make partial redemptions or surrender the annuity benefit. Only beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

You select the Annuity Date. The Annuity Date may be the first day of any month on or after the Participant-Owner's 50th birthday but before the Participant-Owner's 85th birthday. You may elect to change the Annuity Date by sending a written request to the Company's Home Office at least one month before the new Annuity Date. The Code imposes limitations on the age at which distributions may commence. See "FEDERAL TAX CONSIDERATIONS" for further information.

If You do not elect otherwise, annuity payments will be made in accordance with Option I, a life annuity with 120 monthly payments guaranteed. Changes in an annuity option choice can be made up to one month prior to the Annuity Date.

DESCRIPTION OF ANNUITY OPTIONS

The Company currently provides the annuity options described below. Other annuity options may be offered by the Company.

OPTION I -- LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED

   Option I is an annuity payable monthly during the lifetime of the payee with the guarantee that if the payee should die before 120 monthly payments have been paid, the monthly annuity payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II -- LIFE ANNUITY

   Option II is an annuity payable monthly only during the lifetime of the payee. It would be possible under this option for the payee to receive only one annuity payment if the payee dies prior to the due date of the second annuity payment, two annuity payments if the payee dies before the due date of the third annuity payment, and so on. However, payments will continue during the lifetime of the payee, no matter how long the payee lives.

OPTION III -- UNIT REFUND LIFE ANNUITY

   Option III is an annuity payable monthly during the lifetime of the payee with the guarantee that if (1) exceeds (2) then monthly annuity payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

   Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

         (2) is the number of monthly payments paid prior to the death of the payee.

OPTION IV-A -- JOINT AND SURVIVOR LIFE ANNUITY

   Option IV-A is a monthly annuity payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same amount paid during the joint lifetime of the two payees. One of the payees must be either You or the beneficiary. There is no minimum number of payments under this option.

OPTION IV-B -- JOINT AND TWO-THIRDS SURVIVOR LIFE ANNUITY

   Option IV-B is a monthly annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. However, the amount of each monthly payment to the survivor is based upon two-thirds of the amount which applied during the joint lifetime of the two payees. One of the payees must be You or the beneficiary. There is no minimum number of payments under this option.

OPTION V -- PERIOD CERTAIN ANNUITY

   Option V is a monthly annuity payable for a stipulated number of from one to thirty years. The annuity value applied under this option will be the Surrender Value. If the payee dies before the completion of the period stipulated under Option V, payments will continue to be paid to the beneficiary.

   Option V does not involve a life contingency. In the computation of the payments under this option (see "Determination of Annuity Payments"), the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting Option V.

IRA ACCOUNT VALUES AND ANNUITY PAYMENTS

IRA Account values and annuity payments are computed as follows:

THE ACCUMULATION UNIT. Each net contribution is allocated to the Sub-Account(s) selected by You. Allocations to the Sub-Accounts of the Separate Account are credited to the IRA Account in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account of the Separate Account. The number of Accumulation Units of each Sub-Account credited to the IRA Account is equal to the portion of the net contribution allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date such contribution is allocated. The number of Accumulation Units resulting from each contribution will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from

Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Funds. The value of an Accumulation Unit was set at $100.0000 on the first Valuation Date for each Sub-Account of the Separate Account.

Allocations to Sub-Accounts of the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

The Accumulated Value of the IRA Account is determined by

- MULTIPLYING the number of Accumulation Units in each Sub-Account of the Separate Account by the dollar value of an Accumulation Unit of that Sub-Account on the Valuation Date,

- ADDING the products, and

- ADDING the amount of the accumulations in the Sub-Accounts of the General Account, if any.

ADJUSTED GROSS INVESTMENT RATE. At each Valuation Date an adjusted gross investment rate for each Sub-Account of the Separate Account for the Valuation Period then ended is determined from the investment performance of that Sub-Account. Such rate is (1) the investment income of that Sub-Account for the Valuation Period, plus capital gains and minus capital losses of that Sub-Account for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Sub-Account's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR. The net investment rate for variable accumulations for a Sub-Account of the Separate Account for any Valuation Period is equal to the adjusted gross investment rate of the Sub-Account for such Valuation Period, decreased by the equivalent for such period of a charge equal to 1.15% per annum. This charge cannot be increased.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. The net investment factor is 1.000000 plus the applicable net investment rate.

For an illustration of Accumulation Unit calculation using a hypothetical example, see "ANNUITY PAYMENTS" in the Statement of Additional Information.

DETERMINATION OF ANNUITY PAYMENTS. The amount of the first monthly annuity payment is based on the annuity value applied and the annuity option selected. The annuity value applied under an annuity option is the amount described below, minus any applicable premium tax charge: (1) if Option V is chosen -- the Surrender Value; (2) if any other annuity option offered by the Company is chosen -- the Accumulated Value; and (3) if a death benefit annuity is payable at any time -- the amount of the death benefit.

Annuity values will be based on a Valuation Date applied uniformly not more than four weeks preceding the Annuity Date. Currently, the Valuation Date for annuity values is the 15th date of the month preceding the Annuity Date, and annuity payments are made on the first of the month based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first monthly payment under each form of annuity for each $1,000 of applied annuity value. Guaranteed life annuity rates in the Contract are based on a modification of the 1983 Group Annuity Mortality Table on unisex rates.

The amount of the first monthly payment depends upon the form of annuity selected, the age of the payee and the value of the amount applied under the annuity option. The dollar amount of each monthly annuity payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

The Company may from time to time offer fixed annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Participant-Owners of the same class.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of an IRA Account, on redemptions or surrenders, on annuity payments, and on the economic benefit to You or the beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS AND INDIVIDUAL RETIREMENT ANNUITIES IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER SHOULD ALWAYS BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contracts, the Separate Account or its Sub-Accounts may have upon the Company's tax. The Separate Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Separate Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Participant-Owners and with respect to each Separate Account as though that Separate Account were a separate taxable entity.

The Separate Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Code. The Company files a consolidated tax return with certain of its subsidiaries.

TAXATION OF THE CONTRACTS IN GENERAL

The Company believes that the Contracts and IRA Accounts described in this Prospectus will be considered annuities under Section 72 of the Code. This section provides for the taxation of annuities. The following discussion concerns annuities subject to Section 72.

With certain exceptions, any increase in the Accumulated Value of the IRA Account is not taxable to You until it is withdrawn. If the IRA Account is surrendered or amounts are withdrawn prior to the Annuity Date, to the extent of the amount withdrawn, any investment gain in value over the cost basis of the IRA Account would be taxed as ordinary income.

A 10% penalty tax may be imposed on the withdrawal of any amounts includable in gross income if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed after age 59 1/2, or if the withdrawal follows your death, or in the case of your "total disability" (as defined in the Code). Furthermore, under
Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when You elect to have distributions made over your life expectancy, or over the joint life expectancy of You and the beneficiary.

In a private letter ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Policy's LED), and could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the

Code. The distributions were therefore subject to the 10% federal tax penalty. This private letter ruling may be applicable to a Participant-Owner who receives distributions under the LED prior to age 59 1/2. Subsequent private letter rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

When annuity payments are commenced under the Contract and You have a cost basis, generally a portion of each payment may be excluded from gross income. The excludable portion is generally determined by a formula that establishes the ratio that the cost basis of the IRA Account bears to the expected return under the IRA Account. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the IRA Account is recovered, the entire payment is taxable. If the last payee dies before cost basis is recovered, a deduction for the difference is allowed on the payee's final tax return.

TAX WITHHOLDING AND PENALTIES

The Code requires withholding with respect to payments or distributions from annuities, unless a taxpayer elects not to have withholding. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

In certain situations, the Code provides for a tax penalty if, prior to death, disability or attainment of age 59 1/2, You make a withdrawal or receive any amount under the Policy, unless the distribution is in the form of a life annuity (including life expectancy distributions). The penalty is 10% of the amount includible in income by You.

INDIVIDUAL RETIREMENT ACCOUNTS IN GENERAL

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). The assets of an IRA may be invested in, among other things, this Contract. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of this Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract as described in this Prospectus.

                                    REPORTS

You will be sent a report semi-annually which states certain financial information about the Funds. The Company will also furnish an annual report to You containing a statement of your account, including unit values and other information required by applicable law, rules and regulations.

                  CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, to:

- transfer assets from the Separate Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class;

- to operate the Separate Account or any of its Sub-Accounts as a management investment company under the 1940 Act or in any other form permitted by law,

- to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act; or

- to substitute the shares of any other registered investment company for the Fund shares held by a Sub-Account of the Separate Account, in the event that Fund shares are unavailable for investment, or if the

  Company determines that further investment in such Fund shares is inappropriate in view of the purpose of the Sub-Account. In no event will the changes described above be made without notice to You in accordance with the 1940 Act. The Company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account or any of its Sub-Accounts.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Separate Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Sub-Accounts of the General Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC. ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT ARE NOT PERMITTED IN CERTAIN STATES.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations.

A portion or all of net contributions may be allocated to a Sub-Account within the General Account to accumulate at a fixed rate of interest. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contracts, the minimum interest which may be credited on amounts allocated to a Sub-Account of the General Account is 4.5% compounded annually for the first five Certificate years, 4% compounded annually for the next five Certificate years, and 3.5% compounded annually thereafter. Additional "excess interest" may or may not be credited at the sole discretion of the Company. Currently, Sub-Accounts of the General Account will mature at three-year intervals. In no case will excess interest be guaranteed for periods of less than one year.

Additional contributions allocated all or in part to a Sub-Account of the General Account must be received by the Company no later than 1:00 p.m. Eastern time to be applied to the Sub-Account of the General Account on the date of receipt. Additional contributions received after 1:00 p.m. will be credited to the Sub-Account of the General Account on the next business day.

At least 30 days prior to the maturity date of a Sub-Account of the General Account, the Company will notify the Participant-Owner of the new interest rate and maturity date that will apply to the new Sub-Account on the maturity date. Unless the Participant-Owner directs otherwise, the Accumulated Value of the IRA Account allocated to the matured Sub-Account will be allocated to the new Sub-Account.

If an IRA Account with Accumulated Value allocated to one or more Sub-Accounts of the General Account is surrendered, or if a partial redemption is made from a Sub-Account of the General Account, a withdrawal charge of 4% will be made on any amounts withdrawn from such Sub-Accounts. The withdrawal charge will not apply to amounts withdrawn on a maturity date or under an LED distribution as provided in the Contract, see "LED Distributions."

If a period certain option is chosen (Option V), a withdrawal charge will be deducted from the Accumulated Value of the IRA Account. Such charge is the same as that which would apply had the IRA Account been surrendered on the Annuity Date.

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